American Funds Insurance Series® Managed Risk International Fund Summary Prospectus Supplement

August 1, 2023

(for Class P1 and P2 shares summary prospectuses dated May 5, 2023)

The footnote under the “Annual fund operating expenses” table in the “Fees and expenses of the fund” section of the summary prospectus is amended to read as follow:

* The investment adviser is currently waiving a portion of its management fees equal to .05% of the fund’s net assets and reimbursing a portion of the other expenses. The reimbursement and waiver will be in effect through at least May 5, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board.

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-042-0823P CGD/8024-S98378